                                                                    EXHIBIT 10.1


                             EMPLOYMENT AGREEMENT
                               (John R. Gibson)

       This Employment Agreement (the "Agreement") is made and entered into this 11th day of May, 1999, by and between American Pacific Corporation, a Delaware corporation having its principal place of business at 3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada 89109 (the "Company"), and John R. Gibson, an individual residing in Clark County, Nevada (the "Executive").


                                   RECITALS:

       A. The Company, through its subsidiary corporations, is engaged in the manufacture of specialty chemicals, including perchlorate chemicals, sodium azide and Halotron(TM) fire suppression agents, and is engaged in the design and manufacture of environmental protection products and real estate development.

       B. The Executive is serving as a President and Chief Executive Officer of the Company since July 16, 1997, and as Chairman since March 12, 1998. The Company desires to enter into this Agreement with the Executive in order to assure the Company of the continued service of the Executive.

       C. The Executive is willing to continue to provide services to the Company, upon the terms and conditions set forth in this Agreement.

       NOW, THEREFORE, in consideration of the promises and agreements herein contained, and intending to be legally bound, the Company and the Executive agree as follows:

       1.  Employment.  The Company shall employ and retain the Executive as an
           -----------
Executive, and the Executive agrees to work for the Company and to provide services to the Company, for a term commencing on the Effective Date of this Agreement, and continuing thereafter throughout the period or periods of time provided in this Agreement, unless sooner terminated in accordance with the provisions hereof.

       2.  Duties of Employment.  As the Chairman, President and Chief Executive
           --------------------
Officer of the Corporation, the Executive is to have generally the following responsibilities and those related thereto:

       The responsibility provided for in the By-Laws of the Corporation and the responsibilities generally of the Chairman, President and Chief Executive Officer of a publicly held corporation, including such responsibilities as may be designated by the Board of Directors of the Corporation.

       3.  Full-Time Employment.  The Executive agrees to devote substantially
           --------------------
all of his full working time to the discharge of his duties as an employee of the Company. Without limitation, the Executive shall not act in any advisory or other capacity for any individual, firm, association or corporation other than the Company and its subsidiary corporations in matters in any way pertaining to any business or undertaking in any way similar to or competitive with the business or activities of the Company and its subsidiary corporations.

       4.  Term of Employment.  The Executive's employment commenced on February
           -------------------
1, 1992, and has continued through the Effective Date of this Agreement. For purposes of this Agreement, the term of the Executive's employment shall be deemed to commence on February 1, 1992, and to continue throughout the term of this Agreement. The initial term of this Agreement shall commence on the Effective Date hereof, and, unless sooner terminated in accordance with the provisions hereof shall continue thereafter for a period of three (3) years; provided that the term of the Executive's employment shall be extended automatically and without any action by the parties for one additional year on each one-year anniversary of the Effective Date hereof, to and including the year in which the Executive attains age seventy (70), unless either the Company or the Executive shall, on or before the anniversary of the Effective Date hereof, notify the other party of such party's intention to terminate this Agreement on the expiration date hereof then in effect. The period of time between February 1, 1992 and the expiration date or other termination of this Agreement is hereinafter referred to as the "Term of Employment" or the "Term of the Executive's Employment."

       5.  Duration of Agreement; Term of Employment.  The Term of Employment
           -----------------------------------------
of the Executive hereunder shall end upon the first to occur of the following circumstances:

       (a) The expiration of the Term of Employment pursuant to timely notice given in accordance with Section 4, above;

       (b) The death or total and permanent disability of the Executive;

       (c) The Company's election to terminate the Executive's employment due to the material breach by the Executive of any of the Executive's covenants under this Agreement, including, but not limited to, those covenants set forth in Sections 9 through 12 hereof; or

       (d) The Company's election to terminate the Executive's employment for
"Cause."   For purposes of this Agreement, "Cause" shall include, but shall not be limited to, dishonesty, negligence, fraud, embezzlement, habitual insobriety, conviction of a crime involving moral turpitude, willful destruction or misappropriation of Company property, entry of an order by the Securities and Exchange Commission or any state securities agency or regulatory body finding the Executive guilty of negligence or misconduct under federal or state securities laws, or willful commission of an act materially injurious to the Company's business, or the Executive's failure to perform his responsibilities in a competent, professional manner, as determined by the Company's Board of Directors in the exercise of its reasonable discretion.

       (e) The resignation of the Executive.

Upon the occurrence of any of the events set forth in this Section 5, the Executive shall be entitled to receive all compensation accrued hereunder to the date of the termination, but shall not be entitled to any additional compensation or benefits hereunder.

       6.  Termination of Agreement Upon Corporate Capital Transactions.  In the
           ------------------------------------------------------------
event that the Company, its stockholders, or both, enter into a written agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation or similar transaction (other than a reorganization, merger or consolidation effected solely to change the Company's name or state of incorporation), then unless the Executive accepts such transaction in writing, the Executive shall, upon consummation of the transaction, be entitled to receive all compensation that would be payable hereunder through and including the expiration date of this Agreement then in effect. In the event that the Company's agreement to enter into any such transaction is terminated before such transaction is consummated, the status of this Agreement and the Executive's rights hereunder, including the Executive's rights to compensation, shall be determined as if the Company and its stockholders had not entered into the agreement to undertake the transaction.

       7.  Compensation and Benefits.
           --------------------------

       (a) In consideration of the services to be provided by the Executive pursuant to this Agreement, the Company shall pay to the Executive, at monthly or more frequent intervals, an annual salary equal to the annual salary being paid to the Executive on the Effective Date of this Agreement.

       (b) The Company (or the employing subsidiary corporation) shall review the above salary on or about June 1 of each calendar year, and may make any increases it may deem appropriate. Any increases shall be made effective as soon as may be practicable following each review.

       (c) In addition to the salary referred to above, the Company (or the employing subsidiary corporation) shall provide to the Executive such supplemental benefits as the Company may from time to time provide to its regular full-time employees having positions, salaries, capacities and lengths of service with the Company comparable to the Executive's position, salary, capacity and length of service with the Company.

       8.  Place for Performance of Services.  The Executive shall perform his
           ---------------------------------
duties hereunder at such Company or subsidiary corporation office locations or customer facilities as the Company may from time to time designate.

       9.  Noncompetition.
           --------------

       (a) The Executive shall not at any time during the Term of the Executive's Employment with the Company or for a period of two years after the termination of the Executive's Term of Employment render any services, directly or indirectly for any Competitor.

       (b) The Executive shall not, at any time during the Term of the Executive's Employment with the Company or for a period of two years after the termination of the Executive's Term of Employment with the Company, influence or attempt to influence, either directly or indirectly, any employee of the Company or of any affiliated entity to leave or terminate such individual's employment with the Company or with an affiliate of the Company.

       (c) The Executive shall not, at any time during the Term of the Executive's Employment with the Company or for a period of two years after the termination of the Executive's Term of Employment with the Company, influence or attempt to influence, either directly or indirectly, any customer or client of the Company or of any affiliated entity to discontinue purchasing or using the products or services of, or to cancel or fail to renew a contract with, the Company or an affiliate of the Company.

       (d) For purposes of this Agreement, the term "Competitor" shall mean any individual (including the Executive) or entity that at any time is directly or indirectly (for example, through an affiliated or controlled individual or entity) engaged in or about to engage in the manufacture of perchlorate chemicals, sodium azide, fire suppression agents competitive with Halotron fire suppression agents, or environmental protection products competitive with those designed or manufactured by the Company and its subsidiaries.

       (e) The Executive agrees and acknowledges that the breach by the Executive of any of the provisions of this Section will cause Company irreparable damage, that the remedy at law for any such breach could be inadequate, and that the Company, in addition to any other relief available to it, shall be entitled to appropriate temporary and permanent injunctive relief restraining Executive from committing or continuing such breach, without the necessity of proving actual damages. The Executive agrees to pay all costs and attorneys' fees incurred by the Company in obtaining such injunctive or other relief.

       10. Confidential Information.
           ------------------------

       (a) The Executive shall never, either during the Term of the Executive's Employment by the Company or thereafter, use or employ for any purpose or disclose to any other individual or entity any Confidential Information. The Executive acknowledges and agrees that all Confidential Information is proprietary to the Company, is extremely important to the Company's business, and that the use by or disclosure of such Confidential Information to a Competitor could materially and adversely affect the Company, its business and its customers.

       (b) Upon any termination of the Executive's employment with the Company, the Executive shall leave with or return immediately to the Company any and all records and any and all compositions, articles, devices and other similar or related items that disclose or contain any Confidential Information, including all copies or specimens thereof, whether in the Executive's possession or under the Executive's control, or whether prepared by the Executive or by others.

       (c) For purposes of this Agreement, the term "Company" shall refer to the Company and each of its subsidiary corporations, and any other corporation or entity that is owned or controlled, directly or indirectly, by Company or that is under common ownership or control with the Company.

       (d) For purposes of this Agreement, the term "Confidential Information" shall mean information in any form that is not generally known to the public that relates to the Company's past, present or future operations, processes, products or services, or to any research, development, manufacture, purchasing, accounting, engineering, marketing, merchandising, advertising, selling, leasing, financing or business methods or techniques (including without limitation customer lists, records of customer services, usages and requirements, sketches and diagrams of Company or customer facilities and like and similar information relating to actual or prospective customers) that is or may be related thereto. All information disclosed to the Executive or to which the Executive obtains access during any Term of the Executive's Employment with the Company, whether pursuant to this Agreement or otherwise, or to which the Executive obtains access by reason of his employment by the Company, that the Executive has a reasonable basis to believe is or may be Confidential Information, shall be presumed for purposes of this Agreement to be Confidential Information.

       11. Subsequent Employment.  For a period of five years after any
           ---------------------
termination of the Executive's employment with the Company, the Executive will keep the Company advised in writing of the name and address of each of the Executive's employers, will provide each employer with a copy of this Agreement, and will provide the Company with evidence of the Executive's compliance with the provision of this Section.

       12. Inventions.
           ----------

       (a) Immediately upon its discovery or completion, the Executive shall promptly and fully disclose each Invention in writing to the Company. The Executive shall make this disclosure regardless of whether an Invention is discovered, conceived or completed by the Executive alone or jointly with others, and regardless of whether or not the Invention is discovered, conceived or completed in furtherance of the Executive's duties in the service of the Company, whether pursuant to this Agreement or otherwise, and regardless of whether or not the Invention was discovered, conceived or completed during normal working hours or on the premises of Company.

       (b) The Executive hereby assigns, and agrees to assign, to the Company all of the Executive's rights in and to all Inventions and in and to any and all letters patent or copyrights or applications therefor at any time granted or made, whether in the United States of America or in any foreign nation, upon or with respect to any Invention.

       (c) The Executive shall from time to time execute, acknowledge and deliver promptly to the Company (without charge to the Company but at the expense of the Company) such written instruments and documents, and shall take such other and further action with respect to any Invention, as may be necessary or desirable in order to enable the Company to obtain and maintain patents and/or copyrights therein, or to vest the entire right title and interest thereto in the Company.

       (d) The Executive shall not assert any rights under any Inventions as having been made or acquired by the Executive prior to the commencement of the Executive's employment with the Company.

       (e) For purposes of this Agreement, the term "Inventions" means discoveries, developments, improvements and ideas (whether or not shown or described in writing or reduced to practice) and works of authorship (including computer software), whether or not patentable or copyrightable, (i) that are or may be related to the manufacture of perchlorate chemicals, sodium azide, fire suppression agents competitive with Halotron(TM) fire suppression agents, or environmental protection products competitive with those designed or manufactured by the Company and its subsidiaries, or to any research, development, manufacture, purchasing, accounting, engineering, marketing, merchandising, advertising, selling, leasing, financing or business methods or techniques or any improvements to any of the foregoing; (ii) that relate to the Company's actual or demonstrably anticipated research or development with respect to any of the foregoing; (iii) that result from any services at any time performed by the Executive for the Company, whether pursuant to this Agreement or otherwise; (iv) for which equipment, supplies, facilities or trade secret information of the Company is used; or (v) that are developed on any Company time with respect to any activity referred to above.

       13. Survival.  The Executive's obligations set forth in Sections 9
           --------
through 12 hereof shall survive the expiration or other termination of this Agreement.

       14. Effective Date.  If this Agreement is approved by resolution of
           --------------
the Company's Board of Directors before May 31, 1999, the Effective Date hereof shall be May 1, 1999. Otherwise, the Effective Date hereof shall be the date as of which the Company's Board of Directors approves the execution of this Agreement by the Company.

       15. Notices.  Any notice permitted or required to be given pursuant to
           --------
this Agreement shall deemed to have been given when appropriate notice thereof has been be validly given or served in writing and delivered personally or sent by registered or certified mail, postage prepaid, to the following address:

       If to the Company or to any:         American Pacific Corporation
       subsidiary corporation          3770 Howard Hughes Parkway, Suite 300
                                                Las Vegas, NV  89109

       If to the Executive, to:        The Executive's address as set forth
                                       on the signature page to this Agreement

or to such other addresses as either party may hereafter designate to the other in writing.

       16. Governing Law.  This Agreement is made and entered into, and is
           --------------
executed and delivered, in Clark County, Nevada, and shall be construed and enforced in accordance with and shall be governed by the laws of the State of Nevada.

       17. Entire Understanding.  This Agreement constitutes the entire
           ---------------------
understanding and agreement between the Company and the Executive with regard to all matters herein, and there are no other agreements, conditions, or representations, oral or written, expressed or implied, with regard thereto other than as referred to herein. This Agreement may be amended only in writing, signed by both parties hereto.

       18. Severability.  If any term or provision of this Agreement shall be
           -------------
held to be invalid or unenforceable for any reason, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining terms and provisions hereof, and this Agreement shall be construed as if such invalid or unenforceable term or provision has not been contained herein.

       19. Successors.  This Agreement shall be binding upon and inure to the
           -----------
benefit of the parties hereto and their respective heirs, administrators, executors, and successors. Neither party may assign any of its rights hereunder, except that the Company and any subsidiary corporation may assign its rights hereunder to the Company or to any subsidiary corporation.

       20. Consent to Jurisdiction.  The Executive agrees that any action or
           -----------------------
proceeding to enforce, or that arises out of, this Agreement may be commenced and maintained in the district courts of the State of Nevada, or in the United States District Court for the District of Nevada, and Executive hereby waives any objection to the jurisdiction of said courts in any litigation arising hereunder on the basis that such court is an inconvenient forum or otherwise.

       21. Attorneys' Fees.  In the event that this Agreement is breached by
           ----------------
either party, the breaching party shall be liable for all costs and attorneys' fees incurred by the non-breaching party as a result of the breach or in enforcing the terms of this Agreement.


       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                         "Company"

                              AMERICAN PACIFIC CORPORATION, a Delaware corporation



                              By   /s/ David N. Keys
                                --------------------
                              Title   EVP-CFO
                                   -----------------

                         "Executive"



                               /s/ John R. Gibson
                               ------------------
                               John R. Gibson

                               Address:

                                        7409 Doe Avenue
                                        Las Vegas, Nevada  89117